UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 10, 2019

UNISYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100 Blue Bell, Pennsylvania 19422
(Address of principal executive offices) (Zip Code)

(215) 986-4011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The 2019 annual meeting of stockholders (the “Annual Meeting”) of Unisys Corporation (the “Company”) was held on May 10, 2019.

(b)	The following matters were voted upon at the Annual Meeting and received the following votes:

(1)
A proposal to approve an amendment to the Company's Bylaws to permit the Company's Board of Directors to extend the mandatory retirement age for directors from 72 years old to 74 years old under certain circumstances was approved with 46,661,972 votes for; 1,150,974 votes against; and 199,761 abstentions. A copy of the Company's Bylaws, as amended, is attached hereto as Exhibit 3.1.

(2)	The individuals listed below were elected to serve as directors of the Company:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	42,725,654	484,914	92,832	4,709,307
Jared L. Cohen	42,439,918	711,117	152,365	4,709,307
Nathaniel A. Davis	26,582,018	16,587,494	133,888	4,709,307
Matthew J. Desch	42,596,679	505,542	201,179	4,709,307
Denise K. Fletcher	39,481,164	3,673,744	148,492	4,709,307
Philippe Germond	42,454,284	696,245	152,871	4,709,307
Lisa A. Hook	42,612,115	512,623	178,662	4,709,307
Deborah Lee James	42,470,339	671,843	161,218	4,709,307
Paul E. Martin	42,428,489	687,345	187,566	4,709,307
Regina Paolillo	42,445,222	707,082	151,096	4,709,307
Lee D. Roberts	42,299,121	844,708	159,571	4,709,307

(3)
A proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2019 was approved with 47,474,454 votes for; 399,051 votes against; and 139,202 abstentions.

(4)
A proposal to approve a resolution approving executive compensation on an advisory basis was approved with 41,263,134 votes for; 1,887,436 votes against; 152,830 abstentions; and 4,709,307 broker non-votes.

(5)
A proposal to approve the Unisys Corporation 2019 Long-Term Incentive and Equity Compensation Plan was approved with 39,659,564 votes for; 3,472,570 votes against; 171,266 abstentions; and 4,709,307 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is being filed herewith:

Exhibit No.	Description
3.1	Bylaws of Unisys Corporation as amended through May 10, 2019

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of Unisys Corporation as amended through May 10, 2019

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: May 15, 2019	By:	/s/ Gerald P. Kenney
Gerald P. Kenney
Senior Vice President, General Counsel and Secretary